SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest event reported)     MARCH 1, 2005
                                                               -----------------

                                 I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

            NEVADA                000-27267            88-0290623
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 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices)   (Zip Code)

Registrant's  telephone  number,  including  area  code    (949)  707-4800
                                                           ---------------

                                    NOT APPLICABLE
          ---------------------------------------------------------------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written  communications  pursuant to Rule 425 under the Securities Act
         (17  CFR  230.425)

    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR  240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On March 1, 2005, I/OMagic Corporation ("I/OMagic") and United National Bank ("UNB") executed a Change in Terms Agreement amending the maturity date of I/OMagic's line of credit with UNB. The Change in Terms Agreement is effective March 1, 2005. The Change in Terms Agreement amended the maturity date of I/OMagic's Promissory Note dated August 15, 2003 in favor of UNB in the principal amount of up to $6,000,000 from March 1, 2005 to March 11, 2005.
We are currently in negotiations with financial institutions to replace the UNB line of credit prior to March 11, 2005. There can be no assurances however that we will be able to renew or replace the UNB line of credit prior to March 11, 2005. If we are unable to renew this line of credit or obtain a replacement line of credit prior to its expiration, or we are unable to obtain an additional extension of the line of credit from UNB, our financial condition may be materially and adversely impaired.


ITEM 9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
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             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
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             Number     Description
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              10.1      Change  in  Terms  Agreement  dated  March 1, 2005
                        between I/OMagic Corporation and United National Bank

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4,  2005              I/OMAGIC  CORPORATION

                                        By:     /s/ STEVE  GILLINGS
                                                --------------------
                                                Steve  Gillings,  Chief
                                                Financial  Officer

                         EXHIBITS FILED WITH THIS REPORT
Number     Description
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10.1 Change in Terms Agreement dated March 1, 2005 between I/OMagic Corporation and United National Bank